UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2006

SAND HILL IT SECURITY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50813	20-0996152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Sand Hill Road

Building 1, Suite 240

Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(650) 926-7022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01	Entry Into Material Definitive Agreement

On July 27, 2006, Sand Hill IT Security Acquisition Corp., a Delaware corporation (“Sand Hill”), adopted three stock options plans, thereby assuming any and all obligations under the stock option plans to the stockholders of St. Bernard Software, Inc., a Delaware corporation (“St. Bernard”), outstanding immediately prior to the merger of Sand Hill and St. Bernard. The terms and conditions of the stock option plans are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “The Stock Option Plans Proposal” beginning on page 90 and is incorporated herein by reference. The three stock option plans were filed as Annexes C, D and E to the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, and are incorporated herein by reference.

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 27, 2006, Sand Hill consummated a merger with St. Bernard in which Sand Hill Merger Corp., a Delaware corporation and wholly-owned subsidiary of Sand Hill, merged with and into St. Bernard pursuant to an Agreement and Plan of Merger, dated October 26, 2005, as amended (the “Merger Agreement”). As a result of the merger, all St. Bernard stockholders were issued an aggregate of 9,772,903 shares of Sand Hill common stock and Sand Hill has reserved an additional 1,107,097 shares of Sand Hill common stock for future issuance in connection with Sand Hill’s assumption of St. Bernard’s outstanding options and warrants. 1,700,000 of these shares were issued to a stockholders’ representative that will hold these shares on behalf of the persons who held shares of St. Bernard common stock as of the closing of the merger. These shares will be released, pro rata, to the persons who held shares of St. Bernard common stock as of the closing of the merger, if the price of Sand Hill’s common stock closes at $8.50 or more per share for 20 trading days during any 30-day trading period prior to July 25, 2009 or the consideration to be received by Sand Hill or its stockholders in a sale of the majority of the ownership or business of the combined company prior to July 25, 2009 equals or exceeds $8.50 per share, excluding the dilutive effects of the exercise of any of the Sand Hill warrants issued in its initial public offering. If neither of these thresholds are achieved prior to July 25, 2009, then the 1,700,000 shares will be returned to Sand Hill for no consideration and will be cancelled. On July 27, 2006, Sand Hill and St. Bernard issued a press release announcing the closing of the transaction (the “Closing”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In connection with the approval of the above described transaction, the Sand Hill stockholders adopted (1) an amended and restated certificate of incorporation of Sand Hill to change the name of Sand Hill to St. Bernard Software, Inc. and to remove the protective provisions related to a business combination that were put in place as a result of Sand Hill being a targeted acquisition corporation that, amongst other things, required stockholder approval of a business combination in all cases, provided for the conversion of up to 19.9% of Sand Hill’s common stock for cash in the event of a business combination and required Sand Hill to liquidate if a business combination was not completed by July 27, 2006, (2) the St. Bernard Software, Inc. 1992 Stock Option Plan, the St. Bernard Software, Inc. 2000 Stock Option Plan, and the St. Bernard Software, Inc. 2005 Stock Option Plan, and (3) a proposal to adjourn the special meeting of Sand Hill stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were not sufficient votes at the time of the special meeting to adopt the merger proposal, the amendment proposal or the stock option plans proposal.

As a result of the Closing, Sand Hill will change its name to St. Bernard Software, Inc. and is hereinafter referred to as the “Company.”

Item 2.02	Results of Operations and Financial Condition

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of St. Bernard” beginning on page 105, which is incorporated herein by reference.

Section 3	Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Interests of St. Bernard Directors and Officers in the Merger” beginning on page 66, which is incorporated herein by reference. St. Bernard has claimed an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, for the warrants issued in connection with the referenced transaction.

Item 3.03	Material Modification to Rights of Securities Holders

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “The Amendment Proposal” beginning on page 89, which is incorporated herein by reference.

Section 5	Corporate Governance and Management

Item 5.01 (a)(8)	Changes in Control of Registrant

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “The Merger Agreement” beginning on page 74, which is incorporated herein by reference.

Business

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Information about St. Bernard” beginning on page 97, which is incorporated herein by reference.

Risk Factors

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Risk Factors” beginning on page 34, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Items 2.02 and 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Employees

The employees of the Company are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Information about St. Bernard – Employees” on page 104, which is incorporated herein by reference.

Properties

The properties of the Company are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Information about St. Bernard – Properties” on page 104, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the Company’s common stock immediately after the consummation of the merger is described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Beneficial Ownership of Securities” beginning on page 145, which is incorporated herein by reference.

Directors and Executive Officers

The directors and executive officers of the Company upon consummation of the merger are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Directors and Management of the Combined Company following the Merger” beginning on page 137, which is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Directors and Management of the Combined Company Following the Merger – Director and Officer Compensation” beginning on page 140, which is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 143, which is incorporated herein by reference.

Legal Proceedings

The legal proceedings of the Company are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Information about St. Bernard – Legal Proceedings” on page 104, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The market price and dividends of the Company’s common stock and related stockholder matters are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Price Range of Securities and Dividends” beginning on page 148, which is incorporated herein by reference.

The Company’s outstanding common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board under the symbols SHQC, SHQCW and SHQCU, respectively. the Company intends to apply to have its outstanding shares of common stock, warrants and units to be approved for quotation on the Nasdaq Stock Market or, if they are not eligible for quotation on Nasdaq, to be listed on the American Stock Exchange.

Recent Sales of Unregistered Securities

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Interests of St. Bernard Directors and Officers in the Merger” beginning on page 66, which is incorporated herein by reference. St. Bernard has claimed an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, for the warrants issued in connection with the referenced transaction.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities are described in the joint proxy/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Description of Sand Hill’s Securities Following the Merger” beginning on page 149, which is incorporated herein by reference.

Indemnification of Directors and Officers

The Company’s amended and restated certificate of incorporation provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by us to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a)               A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b)               A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)               To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d)               Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e)               Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f)               The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g)               A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h)               For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i)                For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j)                The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k)               The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Company’s directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Article Eleventh of the Company’s Amended and Restated Certificate of Incorporation provides:

“The corporation shall, to the fullest extent permitted by the General Corporation Law of Delaware as the same exists or may hereafter be amended, indemnify any and all persons who it shall have power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law, and, in addition, to the extent permitted under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.”

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Change in Accountants” beginning on page 158, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, all of the directors (other than Humphrey P. Polanen and Scott R. Broomfield) resigned. Messrs. Bart A. M. van Hedel, Mel S. Lavitt and Louis E. Ryan were appointed as directors of the Company. In addition, Mr. Vincent Rossi was appointed as President and Chief Operating Officer of the Company, Mr. John E. Jones was appointed Chief Executive Officer of the Company, Mr. Alfred Riedler was appointed Chief Financial Officer of the Company and Mr. Brad Weller was appointed Vice President and General Counsel.

Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Directors and Management of the Combined Company Following the Merger” beginning on page 137, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

In connection with the transactions described above, the certificate of incorporation of the Company was amended and restated. Reference is made to the disclosure described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “The Amendment Proposal” beginning on page 89, which is incorporated herein by reference. The form of Amended and Restated Certificate of Incorporation was filed as Annex B to the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, and is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

The material terms of the transaction by which St. Bernard merged with Sand Hill are described in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “The Merger Agreement” beginning on page 74 and is incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

The financial statements and selected financial information of the Company are included in the joint proxy statement/prospectus (No. 333-130412), dated June 23, 2006, in the section entitled “Selected Historical and Unaudited Pro Forma Consolidated Financial Information” beginning on page 28, “Selected Unaudited Pro Forma Combined Financial Information” beginning on page 30, “Unaudited Pro Forma Condensed Consolidated Financial Statements” beginning on page 128, and “Index to Financial Statements” beginning on page F-1, and are incorporated herein by reference.

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

2.1	Agreement and Plan of Merger dated October 26, 2005 by and among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (Attached as Annex A to the joint proxy statement/prospectus.)	F	2.1

2.2	Amendment to Agreement and Plan of Merger by and among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (Attached as Annex A to the joint proxy statement/prospectus.)	F	2.2

2.3	Amendment to Agreement and Plan of Merger by and among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (Attached as Annex A to the joint proxy statement/prospectus.)	F	2.3

3.1	Certificate of Incorporation of Sand Hill IT Security Acquisition Corp.	A	3.1

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

3.1.1	Form of Amended and Restated Certificate of Incorporation of Sand Hill IT Security Acquisition Corp. (Attached as Annex B to the joint proxy statement/prospectus.)	F	3.1.1

3.2	Bylaws of Sand Hill IT Security Acquisition Corp.	A	3.2

4.1	Specimen Unit Certificate of Registrant.	B	4.1

4.2	Specimen Common Stock Certificate of Registrant.	B	4.2

4.3	Specimen Warrant Certificate of Registrant.	B	4.3

4.4.1	Unit Purchase Option No. UPO-2 dated July 30, 2004, granted to Newbridge Securities Corporation.	C	4.4.1

4.4.2	Unit Purchase Option No. UPO-3 dated July 30, 2004, granted to James E. Hosch.	C	4.4.2

4.4.3	Unit Purchase Option No. UPO-4 dated July 30, 2004, granted to Maxim Group, LLC.	C	4.4.3

4.4.4	Unit Purchase Option No. UPO-5 dated July 30, 2004, granted to Broadband Capital Management, LLC.	C	4.4.4

4.4.5	Unit Purchase Option No. UPO-6 dated July 30, 2004, granted to I-Bankers Securities Incorporated.	C	4.4.5

10.1	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Humphrey P. Polanen.	C	10.1

10.2	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Cary M. Grossman.	C	10.2

10.3	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Daniel J. Johnson.	C	10.3

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

10.4	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Keith A. Walz.	C	10.4

10.5	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Scott Broomfield.	C	10.5

10.6	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Alberto Micalizzi.	C	10.6

10.7	Investment Management Trust Agreement between American Stock Transfer & Trust Company and the Registrant.	C	10.8

10.8	Stock Escrow Agreement between the Registrant, American Stock Transfer & Trust Company and the Initial Stockholders.	C	10.9

10.10	Registration Rights Agreement among the Registrant and the Initial Stockholders Letter Agreement between Sand Hill LLC and Registrant regarding administrative support.	C	10.10

10.11	Letter Agreement between Sand Hill LLC and Registrant regarding administrative support.	C	10.11

10.12	Revolving Credit Agreement in the principle amount of $60,000 between the Registrant and Sand Hill Security, LLC.	C	10.12

10.13	Warrant Purchase Agreement among Humphrey P. Polanen and Newbridge Securities Corporation and I-Bankers Securities Incorporated.	A	10.13

10.14	Form of Escrow Agreement by and among St. Bernard Software, Inc., a Delaware corporation, Sand Hill IT Security Acquisition Corp., the Stockholders’ Representative and the Parent Indemnified Parties’ Representative. (Attached as Exhibit E of Exhibit 2.1.)	E	2.1

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

10.15	Promissory Note, dated March 15, 2006, in the original principal amount of $25,000 made by Sand Hill Security Acquisition Corp. payable to the order of the Broomfield Family Trust.	D	10.2

10.16	Promissory Note, dated March 15, 2006, in the original principal amount of $20,000 made by Sand Hill Security Acquisition Corp. payable to the order of Sand Hill Security, LLC.	D	10.2

10.17	Promissory Note, dated April 30, 2006, in the original principal amount of $10,000 made by Sand Hill Security Acquisition Corp. payable to the order of Sand Hill Security Acquisition Corp. payable to the order of Humphrey P. Polanen.	E	10.17

10.21	St. Bernard Software, Inc. 1992 Stock Option Plan. (Attached as Annex C to the joint proxy statement/prospectus.)	E	10.21

10.22	St. Bernard Software, Inc. 2000 Stock Option Plan. (Attached as Exhibit D to the joint proxy statement/prospectus.)	E	10.22

10.23	St. Bernard Software, Inc. 2005 Stock Option Plan. (Attached as Exhibit E to the joint proxy statement/prospectus.)	E	10.23

10.24	Loan and Security Agreement, by and between St. Bernard Software, Inc. and Camel Financial, Inc.	E	10.24

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

10.25.1	Secured Promissory Note, dated May 25, 2006, in the original principal amount of $375,000 made by St. Bernard Software, Inc. payable to the order of BeeBird Beheer B.V., with form of warrant attached.	E	10.25.1

10.25.2	Secured Promissory Note, dated May 25, 2006, in the original principal amount of $125,000 made by St. Bernard Software, Inc. payable to the order of the Broomfield Family Trust, with form of warrant attached.	E	10.25.2

16.1	Anton Collins Mitchell LLP Letter Regarding change in Independent Accounting Firm	E	16.1

16.2	Mayer Hoffman McCann P.C. Letter Regarding change in Independent Accounting Firm	E	16.2

99.1	Press Release dated July 27, 2006 issued by Sand Hill IT Security Acquisition Corp.		Filed herewith

A.	Incorporated by reference from the Registration Statement 333-114861 on Form S-1 filed with the Securities and Exchange Commission on April 26, 2004.
B.	Incorporated by reference from Amendment No. 2 to the Registration Statement 333-114861 on Form S-1 filed with the Securities and Exchange Commission on June 23, 2004.
C.	Incorporated by reference from Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission on March 31, 2005.
D.	Incorporated by reference from Form 10-QSB for the quarterly period ended March 31, 2006.
E.	Incorporated by reference from Amendment No. 3 to the Registration Statement 333-130412 on Form S-4 filed with the Securities and Exchange Commission on June 2, 2006.
F.	Incorporated by reference from Amendment No. 5 to the Registration Statement 333-130412 on Form S-4 filed with the Securities and Exchange Commission on June 23, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAND HILL IT SECURITY ACQUISITION CORP.

Date: August 2, 2006	By: /s/ Al Riedler
	Name:	Al Riedler
	Title:	Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

2.1	Agreement and Plan of Merger dated October 26, 2005 by and among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (Attached as Annex A to the joint proxy statement/prospectus.)	F	2.1

2.2	Amendment to Agreement and Plan of Merger by and among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (Attached as Annex A to the joint proxy statement/prospectus.)	F	2.2

2.3	Amendment to Agreement and Plan of Merger by and among Sand Hill IT Security Acquisition Corp., Sand Hill Merger Corp. and St. Bernard Software, Inc. (Attached as Annex A to the joint proxy statement/prospectus.)	F	2.3

3.1	Certificate of Incorporation of Sand Hill IT Security Acquisition Corp.	A	3.1

3.1.1	Form of Amended and Restated Certificate of Incorporation of Sand Hill IT Security Acquisition Corp. (Attached as Annex B to the joint proxy statement/prospectus.)	F	3.1.1

3.2	Bylaws of Sand Hill IT Security Acquisition Corp.	A	3.2

4.1	Specimen Unit Certificate of Registrant.	B	4.1

4.2	Specimen Common Stock Certificate of Registrant.	B	4.2

4.3	Specimen Warrant Certificate of Registrant.	B	4.3

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

4.4.1	Unit Purchase Option No. UPO-2 dated July 30, 2004, granted to Newbridge Securities Corporation.	C	4.4.1

4.4.2	Unit Purchase Option No. UPO-3 dated July 30, 2004, granted to James E. Hosch.	C	4.4.2

4.4.3	Unit Purchase Option No. UPO-4 dated July 30, 2004, granted to Maxim Group, LLC.	C	4.4.3

4.4.4	Unit Purchase Option No. UPO-5 dated July 30, 2004, granted to Broadband Capital Management, LLC.	C	4.4.4

4.4.5	Unit Purchase Option No. UPO-6 dated July 30, 2004, granted to I-Bankers Securities Incorporated.	C	4.4.5

10.1	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Humphrey P. Polanen.	C	10.1

10.2	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Cary M. Grossman.	C	10.2

10.3	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Daniel J. Johnson.	C	10.3

10.4	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Keith A. Walz.	C	10.4

10.5	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Scott Broomfield.	C	10.5

10.6	Letter Agreement among the Registrant, Newbridge Securities and I-Bankers Securities Incorporated and Alberto Micalizzi.	C	10.6

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

10.7	Investment Management Trust Agreement between American Stock Transfer & Trust Company and the Registrant.	C	10.8

10.8	Stock Escrow Agreement between the Registrant, American Stock Transfer & Trust Company and the Initial Stockholders.	C	10.9

10.10	Registration Rights Agreement among the Registrant and the Initial Stockholders Letter Agreement between Sand Hill LLC and Registrant regarding administrative support.	C	10.10

10.11	Letter Agreement between Sand Hill LLC and Registrant regarding administrative support.	C	10.11

10.12	Revolving Credit Agreement in the principle amount of $60,000 between the Registrant and Sand Hill Security, LLC.	C	10.12

10.13	Warrant Purchase Agreement among Humphrey P. Polanen and Newbridge Securities Corporation and I-Bankers Securities Incorporated.	A	10.13

10.14	Form of Escrow Agreement by and among St. Bernard Software, Inc., a Delaware corporation, Sand Hill IT Security Acquisition Corp., the Stockholders’ Representative and the Parent Indemnified Parties’ Representative. (Attached as Exhibit E of Exhibit 2.1.)	E	2.1

10.15	Promissory Note, dated March 15, 2006, in the original principal amount of $25,000 made by Sand Hill Security Acquisition Corp. payable to the order of the Broomfield Family Trust.	D	10.2

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

10.16	Promissory Note, dated March 15, 2006, in the original principal amount of $20,000 made by Sand Hill Security Acquisition Corp. payable to the order of Sand Hill Security, LLC.	D	10.2

10.17	Promissory Note, dated April 30, 2006, in the original principal amount of $10,000 made by Sand Hill Security Acquisition Corp. payable to the order of Sand Hill Security Acquisition Corp. payable to the order of Humphrey P. Polanen.	E	10.17

10.21	St. Bernard Software, Inc. 1992 Stock Option Plan. (Attached as Annex C to the joint proxy statement/prospectus.)	E	10.21

10.22	St. Bernard Software, Inc. 2000 Stock Option Plan. (Attached as Exhibit D to the joint proxy statement/prospectus.)	E	10.22

10.23	St. Bernard Software, Inc. 2005 Stock Option Plan. (Attached as Exhibit E to the joint proxy statement/prospectus.)	E	10.23

10.24	Loan and Security Agreement, by and between St. Bernard Software, Inc. and Camel Financial, Inc.	E	10.24

10.25.1	Secured Promissory Note, dated May 25, 2006, in the original principal amount of $375,000 made by St. Bernard Software, Inc. payable to the order of BeeBird Beheer B.V., with form of warrant attached.	E	10.25.1

10.25.2	Secured Promissory Note, dated May 25, 2006, in the original principal amount of $125,000 made by St. Bernard Software, Inc. payable to the order of the Broomfield Family Trust, with form of warrant attached.	E	10.25.2

Exhibit No.	Description	Incorporated by Reference from Document	No. in Document

16.1	Anton Collins Mitchell LLP Letter Regarding change in Independent Accounting Firm	E	16.1

16.2	Mayer Hoffman McCann P.C. Letter Regarding change in Independent Accounting Firm	E	16.2

99.1	Press Release dated July 27, 2006 issued by Sand Hill IT Security Acquisition Corp.		Filed herewith

A.	Incorporated by reference from the Registration Statement 333-114861 on Form S-1 filed with the Securities and Exchange Commission on April 26, 2004.
B.	Incorporated by reference from Amendment No. 2 to the Registration Statement 333-114861 on Form S-1 filed with the Securities and Exchange Commission on June 23, 2004.
C.	Incorporated by reference from Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission on March 31, 2005.
D.	Incorporated by reference from Form 10-QSB for the quarterly period ended March 31, 2006.
E.	Incorporated by reference from Amendment No. 3 to the Registration Statement 333-130412 on Form S-4 filed with the Securities and Exchange Commission on June 2, 2006.
F.	Incorporated by reference from Amendment No. 5 to the Registration Statement 333-130412 on Form S-4 filed with the Securities and Exchange Commission on June 23, 2006.